SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

          Date of report (Date of earliest event reported): May 1, 2007


                         JONES LANG LASALLE INCORPORATED
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Maryland                      001-13145               36-4150422
        --------------             ----------------------       ------------
       (State or other            (Commission File Number)     (IRS Employer
  jurisdiction of Incorporation)                             Identification No.)



                   200 East Randolph Drive, Chicago, IL   60601
                --------------------------------------   --------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (312) 782-5800


                                 Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

      On May 1, 2007, Jones Lang LaSalle Incorporated issued a press release announcing its financial results for the first quarter ended March 31, 2007. The full text of this press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.


Item 9.01  Financial Statements and Exhibits

      (d) Exhibits

      The following exhibit is included with this Report:

      99.1. Press release issued by Jones Lang LaSalle Incorporated on May 1, 2007 announcing its financial results for the first quarter ended March 31, 2007.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: May 1, 2007                  JONES LANG LASALLE INCORPORATED

                                    By:    /s/ Lauralee E. Martin
                                           ------------------------------
                                           Name: Lauralee E. Martin
                                           Title: Executive Vice President,
                                           Chief Financial Officer and
                                           Chief Operating Officer

                                  EXHIBIT INDEX
                                  -------------

Exhibit 99.1 Press release issued by Jones Lang LaSalle Incorporated on May 1, 2007 announcing its financial results for the first quarter ended March 31, 2007.